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                                                                    Exhibit 10.2

                               AMENDMENT NO. 2 TO
              1995 NONQUALIFIED STOCK OPTION PLAN FOR DIRECTORS OF
                           AMERICAN HOMEPATIENT, INC.

         Amendment No. 2 to 1995 Nonqualified Stock Option Plan for Directors (the "Plan") of American HomePatient, Inc. (the "Corporation") as approved by the Board of Directors of the Corporation on March 2, 2005.

         The Plan shall be amended by amending the first sentence of paragraph 7 thereof and replacing it with a new first sentence that shall be and read as follows:

         "The Plan shall terminate at midnight on April 30, 2010."

                                               -End of Amendment-